UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                      May 4, 2005 (May 4, 2005)

O’Sullivan Industries Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28493	43-1659062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Mansell Court East, Suite 100, Roswell, Georgia		30076
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code (678) 939-0800

1900 Gulf Street, Lamar, Missouri 64759
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition; and

Item 7.01                Results of Regulation FD Disclosure.

         On May 4, 2005, O’Sullivan issued a press release announcing its financial results for the third quarter of fiscal year 2005. A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01               Financial Exhibits and Exhibits.

Exhibit 99	Press Release of O’Sullivan Industries Holdings, Inc. dated May 4, 2005, reporting O’Sullivan's financial results for the third quarter of fiscal 2005.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’SULLIVAN INDUSTRIES HOLDINGS, INC.

Date: May 4, 2005	/s/ Robert S. Parker
Robert S. Parker President and Chief Executive Officer

Exhibit No.	Description

99	Press Release dated May 4, 2005 of O’Sullivan Industries Holdings, Inc. reporting O’Sullivan’s financial results for the second quarter of fiscal 2005.